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Exhibit 10.11

EXECUTION COPY

ARTICLE I PURPOSE OF THE PLAN

     The purpose of the AC SAFETY HOLDING CORP. 2004 STOCK INCENTIVE PLAN (the “Plan”) is (a) to further the growth and success of AC Safety Holding Corp., a Delaware corporation (the “Company”), and its Subsidiaries (as defined herein) by enabling directors and employees of, or consultants to, the Company or any of its Subsidiaries to acquire Shares (as defined herein), thereby increasing their personal interest in such growth and success, and (b) to provide a means of rewarding outstanding performance by such persons to the Company and/or its Subsidiaries. Options granted under the Plan (the “Options”) shall be nonqualified stock options (“NSOs”). In this Plan, the terms “Parent” and “Subsidiary” mean “Parent Corporation” and “Subsidiary Corporation,” respectively, as such terms are defined in Sections 424(e) and (f) of the Internal Revenue Code of 1986, as amended (the “Code”). Unless the context otherwise requires, any NSO is referred to in this Plan as an “Option.”

ARTICLE II DEFINITIONS

     As used in the Plan, the following terms shall have the meanings set forth below:

     “Affiliate” means with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries Controls, is Controlled by, or is under common Control with, such Person and/or one or more Affiliates thereof. The term “Control” includes, without limitation, the possession, directly or indirectly, of the power to direct the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

     “Award” means the grant or issuance by the Company of Options and/or Restricted Stock, respectively.

     “Board” has the meaning set forth in Section 3.1 hereof.

     “Capital Stock” means any and all shares, interests, participation or other equivalents (however designated) of corporate stock of a Person and, in the case of the Company, shall include all Common Stock and Preferred Stock.

     “Cause” means, with respect to termination of the employment of any Recipient by the Company: (i) if such Recipient is at the time of termination a party to an employment or retention agreement with the Company which defines such term, the meaning given therein, and (ii) in all other cases, that in the Board’s good faith determination such termination is based on such Recipient’s (A) continuing failure, for more than 10 days after the Company’s notice to the Recipient thereof, by the Recipient to perform such duties as are reasonably requested by the Board as documented in writing to the Recipient; (B) failure to observe material policies generally applicable to directors, employees and/or consultants of the Company unless such failure is capable of being cured and is cured within 10 days of such Recipient’s receiving notice of such failure; (C) the commission by the Recipient of any act of fraud, theft or financial dishonesty with respect to the Company or any criminal act involving moral turpitude or any felony; (D) violation of the provisions of any employment, consulting, non-competition or confidentiality agreement with the Company or any of its Affiliates unless such violation is capable of being cured and is cured within 10 days of such Recipient receiving notice of such violation; (E) chronic absenteeism by the Recipient; or (F) abuse of alcohol or another controlled substance by the Recipient.

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     “Closing Date” means April 7, 2004.

     “Code” has the meaning set forth in Article I hereof.

     “Co-Investment Rights Agreement” means the Co-Investment Rights Agreement between the Investor, Aearo Corporation and Vestar Capital Partners IV, L.P. (“Vestar”) dated as of the Closing Date.

     “Committee” has the meaning set forth in Section 3.1 hereof.

     “Common Stock” means the common stock of the Company, par value $0.01 per share.

     “Company” has the meaning set forth in Article I hereof.

     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

     “Good Reason” means, with respect to the termination of employment by any Recipient: (i) if such Recipient is at the time of termination a party to an employment or retention agreement with the Company or any subsidiary thereof which defines such term, the meaning given therein, and (ii) in all other cases, the taking of any action by the Recipient’s employer (whether the Company or a subsidiary thereof) which (A) materially decreases such Recipient’s total annual salary and target bonus or (B) materially adversely affects such Recipient’s participation in, or reduces such Recipient’s benefits originally provided to such Recipient under the benefit plans of such employer, except, in each of (A) and (B), to the extent that such action applies to (x) the employees of such employer that hold titles or responsibilities similar to such Recipient or (y) the employees of such employer generally.

     “Investor” means, collectively, Bear Stearns Merchant Banking Partners II, L.P., Bear Stearns Merchant Banking Investors II, L.P., Bear Stearns MB-PSERS II, L.P., The BSC Employee Fund V, L.P., The BSC Employee Fund VI, L.P., and each of their respective Affiliates, including, without limitation, any investment funds managed or controlled by Bear Stearns Merchant Capital II, L.P.

     “Investor Investment” means direct or indirect investments in Shares, Preferred Stock or other securities of the Company made by the Investor on or after the Closing Date.

     “Investor IRR” means the pretax compounded annual internal rate of return calculated on a quarterly basis realized to the Investor on the Investor Investment, based on the aggregate amount invested by the Investor for all Investor Investments and the aggregate amount received by the Investor for all Investor Investments, assuming all Investor Investments were purchased by one Person and were held continuously by such Person. The Investor IRR shall be determined based on the actual time of each Investor Investment and actual cash received by the Investor in respect of all Investor Investments and including, as a return on such investment, any cash dividends, cash distributions or cash interest made by the Company or any Subsidiary in respect of such investment during such period, but excluding any other amounts payable that are not directly attributable to an Investor Investment.

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     “Notice” has the meaning set forth in Section 8.2 hereof.

     “NSOs” has the meaning set forth in Article I hereof.

     “Option” has the meaning set forth in Article I hereof.

     “Option Agreement” has the meaning set forth in Section 5.2(a) hereof.

     “Option Price” has the meaning set forth in Section 6.1 hereof.

     “Option Shares” has the meaning set forth in Section 8.2(b) hereof.

     “Person” shall be construed broadly and shall include, without limitation, an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

     “Permitted Transferee” means, with respect to a Recipient, such Recipient’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Recipient) control the management of assets, and any other entity in which these persons (or the Recipient) own more than fifty percent of the voting interests. Any transfer to a Permitted Transferee shall be solely as a gift for estate planning purposes and without consideration (other than nominal consideration or in exchange for an interest in a qualified transferee). In considering any proposed transfer, the Board may request such information, and require such representations and assurances, as it deems advisable to ensure the consistency of the transfer to such Permitted Transferee with the foregoing restrictions and any other applicable legal and regulatory requirements.

      “Plan” has the meaning set forth in Article I hereof.

     “Preferred Stock” means Series A Preferred Stock of the Company, par value $0.01 per share.

     “Public Offering” means the closing of a public offering of Common Stock or Preferred Stock pursuant to a registration statement declared effective under the Securities Act, except that a Public Offering shall not include an offering made in connection with an employee benefit plan or made primarily to employees or consultants of the Company.

     “Realization Event” means, with respect to the Company, (i) the sale of all or substantially all of the assets of the Company and its Subsidiaries on a consolidated basis, (ii) the consummation of any transaction or series of transactions in which the Investor sells at least 50% of the shares of Common Stock and 50% of the shares of Preferred Stock acquired by the Investor on the Closing Date (excluding any shares transferred among Affiliates of the Investor or transferred in connection with the transactions contemplated by the Co-Investment Rights Agreement) or (iii) the liquidation, dissolution or winding up of the Company.

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     “Recipient” has the meaning set forth in Section 5.1(a) hereof.

     “Reorganization” has the meaning set forth in Section 9.1 hereof.

     “Reserved Shares” means, at any time, an aggregate of 633,923 Shares, of which (i) 348,658 shall be reserved for the issuance of Shares upon the exercise of Options designated as Tranche A Options, (ii) 158,481 shall be reserved for the issuance of Shares upon the exercise of Options designated as Tranche B Options, (iii) 79,240 shall be reserved for the issuance of Shares upon the exercise of Options designated as Tranche C Options and (iv) 47,544 shall be made available for grant and reserved for issuance as Restricted Stock.

     “Restricted Stock” means Shares designated as Restricted Stock by the Board.

     “Restricted Stock Purchase Price” has the meaning set forth in Section 6.2 hereof.

     “Restricted Stock Agreement” has the meaning set forth in Section 5.2(b) hereof.

     “Securities Act” means the Securities Act of 1933, as amended.

     “Shares” means shares of Common Stock.

     “Stockholders’ Agreement” means the Stockholders’ Agreement dated as of the Closing Date, among the Company and the holders party thereto, as it is amended, supplemented or restated from time to time.

     “Subsidiary” means any corporation or other entity of which the Company owns securities or interests having a majority, directly or indirectly, of the ordinary voting power in electing the board of directors or managers thereof.

     “Termination Date” means the tenth anniversary of the Closing Date.

     “Termination of Relationship” means, with respect to each Recipient, (a) if the Recipient is an employee of the Company or any Subsidiary, the termination of the Recipient’s employment with the Company and its Subsidiaries for any reason; (b) if the Recipient is a consultant to the Company or any Subsidiary, the termination of the Recipient’s consulting relationship with the Company and its Subsidiaries for any reason; and (c) if the Recipient is a director of the Company or any Subsidiary, the termination of the Recipient’s service as a director of the Company and its Subsidiaries for any reason.

     “Vested Awards” means Vested Options and Vested Restricted Stock.

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     “Vested Options” means Options that have vested in accordance with the applicable Option Agreement.

     “Vested Restricted Stock” means Restricted Stock that has vested in accordance with the applicable Restricted Stock Agreement.

     “Voting Securities” means, at any time, shares of any class of Capital Stock of the Company which are then entitled to vote generally in the election of directors or on any other matter.

ARTICLE III ADMINISTRATION OF THE PLAN; SHARES SUBJECT TO THE PLAN

3.1 Committee.

     The Plan shall be administered by the Board of Directors of the Company (the “Board”) or the Compensation Committee (the “Committee”) appointed from time to time by the Board. The term “Committee” shall, for all purposes of the Plan other than this Article III, be deemed to refer to the Board if the Board is administering the Plan. Notwithstanding anything stated herein, all Awards shall be determined by the Committee based on the recommendation of the Chief Executive Officer of the Company.

3.2 Procedures.

     The Committee shall adopt such rules and regulations as it shall deem appropriate concerning the holding of meetings and the administration of the Plan. The entire Committee shall constitute a quorum and the actions of the entire Committee present at a meeting, or actions approved in writing by the entire Committee, shall be the actions of the Committee.

3.3 Interpretation.

     Except as may otherwise be expressly reserved to the Board as provided herein, and with respect to any Award, except as may otherwise be provided in an Option Agreement or Restricted Stock Agreement, as applicable, evidencing such Award, the Committee shall have all powers with respect to the administration of the Plan, including the interpretation of the provisions of the Plan, any Option Agreement or Restricted Stock Agreement (including, without limitation, whether any particular termination of employment is for Cause or without Good Reason), and all decisions of the Board or the Committee, as the case may be, shall be made in good faith and shall be conclusive and binding on all participants in the Plan. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including employees of and professional advisors to the Company. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company. No director, officer or agent of the Company or any Subsidiary will be liable for any action, omission or decision under this Plan taken, made or omitted in good faith.

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3.4 Number of Shares.

     Subject to the provisions of Article IX (relating to adjustments upon changes in capital structure and other corporate transactions), the aggregate number of Shares with respect to which Awards may be granted under the Plan shall not exceed the Reserved Shares. If and to the extent Awards granted under the Plan terminate, are reduced in number, expire or are canceled without having been fully exercised or issued, new Awards may be granted under the Plan with respect to the Shares covered by the unexercised and non-issued portion of such terminated, expired or canceled Awards.

3.5 Reservation of Shares for Options.

     The number of Shares reserved for issuance upon the exercise of Options granted under the Plan shall at no time be less than the maximum number of Shares which may be purchased at any time pursuant to outstanding Options.

ARTICLE IV ELIGIBILITY

4.1 General.

     Awards may be granted under the Plan only to persons who are employees or directors of, or certain advisors or consultants to, the Company or any of its Subsidiaries on the date of the grant. All Options granted under the Plan shall be NSOs. An advisor or consultant may be granted an Award under the Plan only if such person’s participation in this Plan would not adversely affect (a) the Company’s eligibility to rely on the Rule 701 from registration under the Securities Act for the offering of shares issuable under this Plan by the Company or (b) the Company’s compliance with any other applicable laws.

ARTICLE V GRANT OF AWARDS

5.1 General.

     Subject to Section 5.6, Awards may be granted under the Plan at any time and from time to time on or prior to the Termination Date. Subject to the provisions of the Plan, the Committee, based on the recommendation of the Chief Executive Officer, shall have the authority to determine:

(a) The persons (from among the class of persons eligible to receive Awards under the Plan) to whom Awards shall be granted (the “Recipients”);

(b) The time or times at which Awards shall be granted; and

(c) The number of Shares of Restricted Stock that may be granted or the number of Shares for which an Option may be exercisable.

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5.2 Agreements.

(a) Each Option granted under the Plan shall be designated as an NSO and shall be subject to the terms and conditions applicable to NSOs set forth in the Plan. Each Option shall specify the number of Shares for which such Option shall be exercisable and the exercise price for such Shares. In addition, each Option shall be evidenced by a written agreement (an “Option Agreement”) that shall be executed by the Company and the Recipient, a form of which is attached hereto as Exhibit A. Each Option Agreement shall set forth the material terms and conditions of each Option consistent with the express limitations of this Plan, as determined by the Board.

(b) Each grant and issuance of Restricted Stock under this Plan shall be evidenced by a written agreement (a “Restricted Stock Agreement”) that shall be executed by the Company and the Recipient, a form of which is attached hereto as Exhibit B. Each Restricted Stock Agreement shall set forth the material terms and conditions of such Restricted Stock Award consistent with the express limitations of this Plan, as determined by the Committee. In addition, each Restricted Stock Agreement shall specify the number of Shares for which it is designated and the purchase price of such Shares.

5.3 Vesting.

     The Committee, based on the recommendation of the Chief Executive Officer of the Company, shall determine whether and to what extent any Awards are subject to vesting based upon the Recipient’s continued service to, or the performance of duties for, the Company and its Subsidiaries.

5.4 No Evidence of Employment or Service.

     Nothing contained in the Plan, any Option Agreement or any Restricted Stock Agreement shall confer upon any Recipient any right with respect to the continuation of his or her employment by or service with the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any such Subsidiary, in its sole discretion (subject to the terms of any separate agreement to the contrary), at any time to terminate such employment or service or to increase or decrease the compensation of the Recipient from the rate in existence at the time of the grant of an Award.

5.5 Date of Grant.

     The date of grant of an Award under this Plan shall be the date set forth in the applicable Option Agreement or Restricted Stock Agreement, as the case may be.

5.6 Shares.

     The total number of Shares granted in connection with any Award shall not exceed, in the aggregate, the Reserved Shares. No fractional Shares shall be issued or delivered under this Plan and in lieu of such issuance, the Recipient shall receive the fair market value of such fractional shares as determined by the Board in good faith.

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ARTICLE VI AWARD PRICE

6.1 Option Price.

     The price at which each Share may be purchased in accordance with any Option Award (the “Option Price”) shall be determined by the Committee based on the recommendation of the Chief Executive Officer of the Company and set forth in the applicable Option Agreement.

6.2 Restricted Stock Purchase Price.

     The price at which each Share may be purchased in accordance with any Restricted Stock Award (the “Restricted Stock Purchase Price”) shall be determined by the Committee based on the recommendation of the Chief Executive Officer of the Company and set forth in the applicable Restricted Stock Agreement.

ARTICLE VII AUTOMATIC TERMINATION OF AWARDS

     Each Award granted under the Plan shall automatically terminate and shall become null and void and be of no further force or effect upon such date or dates set forth in the applicable Option Agreement or Restricted Stock Agreement, consistent with the terms of this Plan. Any Shares that are not acquired by a Recipient as a result of (i) an Option expiring or terminating without being fully exercised or (ii) Restricted Stock being repurchased by the Company, shall be available for grant or issuance, as applicable, by the Committee to another eligible Recipient.

ARTICLE VIII AWARD PROCEDURES

8.1 Payment.

     The (i) the exercise price of an Option granted pursuant to an Option Award or (ii) purchase price (if any) for any Shares of Restricted Stock to be delivered pursuant to a Restricted Stock Award, shall be paid in cash (by wire transfer of immediately available funds to a bank account held by the Company designated by the Committee or a personal or certified check payable to the Company); provided that at the time an Award is granted or issued, as applicable, under this Plan, the Committee may, in its sole discretion, specify one or more of the following other forms of payment which may be used by a Recipient (but only to the extent permitted by applicable law):

(a) by cancellation of indebtedness of the Company to the Recipient;

(b) by surrender of shares of Common Stock which either (i) have been owned by the Recipient for more than six months and have been paid for within the meaning of Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act (and, if such shares of Common Stock were purchased from the Company or any Subsidiary thereof by means of a promissory note, such note has been fully paid with respect to such shares); or (ii) were obtained by the Recipient in the public market (but, subject in any case, to the applicable limitations of Rule 16b-3);

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(c) by waiver of compensation due or accrued to the Recipient for services rendered to the Company or any of its Subsidiaries;

(d) in the case of Option Awards, if the Common Stock is a class of securities then listed or admitted to trading on any national securities exchange or traded on any national market system (including, but not limited to, The Nasdaq National Market), in compliance with any cashless exercise program authorized by the Board or the Committee for use in connection with the Plan at the time of such exercise (but, subject in any case, to the applicable limitations of Rule 16b-3);

(e) in the case of Restricted Stock Awards, subject to such procedures as the Board or the Committee may adopt, with a third party (including, without limitation, the Company) who provides financing for the purposes of (or who otherwise facilitates) the purchase of Restricted Stock Awards; or

(f) a combination of the methods set forth in clauses (a) through (e).

8.2 Notice of Exercise of Options.

     An Option Recipient (or other person, as provided in Section 10.2) may exercise an Option (for the Shares represented thereby) granted under the Plan in whole or in part (but for the purchase of whole Shares only), as provided in the Option Agreement evidencing his or her Option, by delivering a written notice (the “Notice”) to the Secretary of the Company. The Notice shall state:

(a) That the Option Recipient elects to exercise the Option;

(b) The number of Shares with respect to which the Option is being exercised (the “Option Shares”);

(c) The method of payment for the Option Shares (which method must be available to the Option Recipient under the terms of his or her Option Agreement);

(d) The date upon which the Option Recipient desires to consummate the purchase (which date must be prior to the termination of such Option);

(e) A copy of any election filed or intended to be filed by the Option Recipient with respect to such Option Shares pursuant to Section 83(b) of the Code; and

(f) Any additional provisions consistent with the Plan as the Committee may from time to time require.

     The exercise date of an Option shall be the date on which the Company receives the Notice from the Option Recipient and full payment for the Option Shares and all related tax withholding amounts. Such Notice shall also contain, to the extent such Option Recipient is not then a party to the Stockholders’Agreement, an Adoption Agreement pursuant to the Stockholders’ Agreement, in form and substance satisfactory to the Board pursuant to which the Option Recipient agrees to become a party to and to be bound by the Stockholders’ Agreement.

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8.3 Issuance of Certificates.

(a) Option Recipients. The Company shall issue stock certificates in the name of the Option Recipient (or such other person exercising the Option in accordance with the provisions of Section 10.2), for the Shares purchased upon exercise of an Option as soon as practicable after receipt of the Notice and payment of the aggregate Option Price and all related tax withholding amounts for such Shares; provided that the Company shall not issue any fractional Shares upon the exercise of any Options and in lieu of issuing such fractional Shares, shall pay the Option Recipient the fair market value thereof as determined by the Board in good faith. Neither the Option Recipient nor any person exercising an Option in accordance with the provisions of Section 10.2 shall have any privileges as a stockholder of the Company with respect to any Shares subject to an Option granted under the Plan until the date of issuance of stock certificates pursuant to this Section 8.3(a).

(b) Restricted Stock Recipients.

(i) Except as otherwise provided in this Section 8.3(b), (x) each Restricted Stock Recipient shall be issued a stock certificate in respect of such Shares of Restricted Stock; and (y) such certificate shall be registered in the name of the Recipient, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award.

(ii) The Company may require that the stock certificates evidencing Restricted Stock Awards be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the Restricted Stock Recipient shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award.

(iii) As a condition to each issuance of Restricted Stock under this Plan, the applicable Recipient shall execute an Adoption Agreement pursuant to the Stockholders’ Agreement pursuant to which such Recipient agrees to become party to and be bound by the Stockholders’ Agreement.

ARTICLE IX ADJUSTMENTS

9.1 Changes in Capital Structure.

     If the Common Stock is changed by reason of a stock split, reverse stock split, or stock combination, stock dividend or distribution, or converted into or exchanged for other securities as a result of a merger, consolidation or reorganization (a “Reorganization”), the Board shall, and, if cash dividends are declared or paid on Common Stock, the Board may, make such equitable adjustments in the number and class of shares of stock available under the Plan as shall be necessary to preserve to a Recipient rights substantially proportionate to his rights existing immediately prior to such transaction or event (but subject to the limitations and restrictions on such rights), including, without limitation, (i) the aggregate number of Shares reserved for issuance under the Plan, (ii) the kind, number and Option Price (not to be less than the par value of the Common Stock) of Shares subject to outstanding Options granted under the Plan, and (iii) the kind, number and purchase price of Shares issuable pursuant to Restricted Stock Awards under the Plan. Such other substitutions or adjustments shall be made as may be equitably determined by the Board in good faith.

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9.2 Special Rules.

     The following rules shall apply in connection with Section 9.1 above:

(a) No adjustment shall be made for cash dividends (except as described in Section 9.1) or the issuance to stockholders of rights to subscribe for additional Shares, or other securities; and

(b) Any adjustments referred to in Section 9.1 shall be made by the Board, and shall, absent manifest error, be conclusive and binding on all Persons holding any Awards granted under the Plan.

9.3 Right to Cash Out Vested Awards and Terminate Plan upon a Realization Event.

     Immediately prior to a Realization Event, the Company may, but is not obligated to, purchase any outstanding Vested Awards for an amount equal to (a) in the case of an Option, (i) the amount per share received in respect of the Shares sold in such transaction constituting the Realization Event less (ii) the Option Price thereof and (b) in the case of Restricted Stock, the amount per share received in respect of the Shares sold in such transaction constituting the Realization Event. In the event the Company exercises its option under this Section 9.3, this Plan will terminate upon the consummation of such Realization Event.

ARTICLE X RESTRICTIONS ON AWARDS AND SHARES

10.1 Compliance With Securities Laws.

     No Awards shall be granted or issued, as applicable, under the Plan, and no Shares shall be issued and delivered under the Plan, unless and until the Company and/or the Recipient shall have complied with all applicable Federal or state registration, listing and/or qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction.

     The Committee in its discretion may, as a condition to the exercise of any Option or as a condition to the issuance of any Restricted Stock, require each Recipient (a) to represent in writing that the Shares received upon exercise of an Option and/or the issuance of Restricted Stock, as applicable, are being acquired for investment and not with a view to distribution and (b) to make such other representations and warranties as are deemed reasonably appropriate by the Company. Stock certificates representing Shares acquired upon the exercise of, or in connection with, any Award, that have not been registered under the Securities Act shall, if required by the Committee, bear the legends as may be required by the Stockholders’ Agreement, the Option Agreement, or the Restricted Stock Agreement evidencing a particular Award. Without in any way limiting the provisions set forth above, no Recipient shall make any disposition of all or any portion of Shares acquired or to be acquired pursuant to an Award, except in compliance with all applicable federal and state securities laws and the provisions of the Stockholders’ Agreement.

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10.2 Nonassignability of Award Rights.

     (a)      No Options granted under this Plan shall be assignable or otherwise transferable by the Recipient, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, the Committee may provide in the Option Agreement evidencing an Option that the Option may, upon approval by the Board, be transferred solely for estate planning purposes to a Permitted Transferee. An Option may be exercised during the lifetime of the respective Recipient, only by such Recipient. If a Recipient dies, his or her Options shall thereafter be exercisable during the period specified in such Recipient’s Option Agreement by his or her executors or administrators to the full extent (but only to such extent) to which such Options were exercisable by the Recipient at the time of his or her death.

     (b)      All Shares acquired upon the exercise of Options and all Restricted Stock issued hereunder shall be subject to the restrictions on transfer set forth in the Stockholders’ Agreement.

10.3 Subject to Stockholders’ Agreement.

     All Recipients shall be subject to the Stockholders’ Agreement for so long as it is in full force and effect. Prior to the grant or issuance of any Shares under this Plan to any Person who is not already a party to the Stockholders’ Agreement, the Company shall obtain an executed Adoption Agreement in form and substance reasonably satisfactory to the Board, pursuant to which the Recipient agrees to become party to and be bound by the Stockholders’ Agreement.

10.4 Effective Date.

     This Plan shall become effective on the Closing Date.

ARTICLE XI TERMINATION OF THE PLAN

     No Awards may be granted after the Termination Date. Any Award outstanding as of the Termination Date may extend beyond such date (pursuant to the terms and conditions of the applicable Option Agreement and/or Restrictive Stock Agreement) and the Plan will govern all Awards granted prior to the Termination Date.

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ARTICLE XII AMENDMENT OF PLAN

     The Plan may be modified or amended in any respect by the Committee with the prior approval of the Board; provided, however, that the approval of the holders of a majority of the votes that may be cast by all of the holders of shares of Common Stock of the Company entitled to vote (voting together as a single class, with each such holder entitled to cast one vote per share held by such holder) shall be obtained prior to any such amendment becoming effective if such approval is required by law or listing agency rule or is necessary to comply with regulations promulgated by the Securities and Exchange Commission under Section 16(b) of the Exchange Act or as deemed necessary or advisable by the Board. Notwithstanding the foregoing, the Plan may not be modified or amended with respect to any existing Option Agreement or Restricted Stock Agreement, if such change would adversely affect the rights of the applicable Recipient without the consent of such Recipient.

ARTICLE XIII CAPTIONS

     The use of captions in this Plan is for convenience. The captions are not intended to provide substantive rights.

ARTICLE XIV WITHHOLDING TAXES

     Upon any exercise, vesting, or payment of any Award under the Plan, the Committee, in its sole discretion, shall have the right to:

(a) require the Recipient (or personal representative or beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such Award event or payment;

(b) deduct from any amount payable to the Recipient (or personal representative or beneficiary, as the case may be) in cash or equivalent (in respect of an Award or otherwise) the amount of any taxes which the Company may be required to withhold with respect to such Award event or payment; or

(c) reduce the number of Shares to be delivered by (or otherwise reacquire shares held by the Recipient for at least 6 months) the appropriate number of Shares, valued at their then fair market value (as determined by the Committee in good faith), to satisfy the minimum withholding obligation.

     The Committee may, in its sole discretion (subject to Section 10.1), grant (either at the time of grant of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Company utilize the withholding offset under clause (c) above. In no event will the value of shares withheld under (c) above exceed the minimum amount of required withholding under applicable law.

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ARTICLE XV OTHER PROVISIONS

     Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee.

ARTICLE XVI NUMBER AND GENDER

     With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, and vice versa, as the context requires.

ARTICLE XVII GOVERNING LAW

     All questions concerning the construction, interpretation and validity of this Plan and the instruments evidencing the Awards granted hereunder shall be governed by and construed and enforced in accordance with the domestic laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether in the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal law of the State of Delaware will control the interpretation and construction of this Plan, even if under such jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

ARTICLE XVIII MISCELLANEOUS

     Awards payable under this Plan will be payable in shares of Common Stock or from the general assets of the Company, and (except as provided in Article III) no special or separate reserve, fund or deposit will be made to assure payment of such Awards. No grantee, beneficiary or other person will have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any grantee, beneficiary or other person. To the extent that a grantee, beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right will be no greater than the right of any unsecured general creditor of the Company.

     The Stockholders’ Agreement provides for additional restrictions and limitations with respect to the Common Stock (including additional restrictions and limitations on the voting or transfer of Common Stock). To the extent that such restrictions are greater than those set forth in this Plan or any Award Agreement, such restrictions and limitations shall apply to any shares acquired pursuant to the exercise of Options or otherwise issued or delivered pursuant to an Award and are incorporated herein by this reference.

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     The Restated Certificate of Incorporation and Bylaws of the Company, as either of them may lawfully be amended, supplemented or restated from time to time, may provide for additional restrictions and limitations with respect to the Common Stock (including additional restrictions and limitations on the voting or transfer of Common Stock) or priorities, rights and preferences as to securities and interests prior in rights to the Common Stock. To the extent that these restrictions and limitations are greater than those set forth in this Plan or any Award Agreement, such restrictions and limitations shall apply to any shares of Common Stock acquired pursuant to the exercise of Awards and are incorporated herein by this reference.

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     As adopted by the Board of Directors of AC Safety Holding Corp. on April 7, 2004.

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     EXHIBIT A

     FORM OF OPTION AGREEMENT

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EXHIBIT A

STOCK OPTION AGREEMENT, dated as of [________], 2004 (this “Agreement”), by and between AC SAFETY HOLDING CORP., a Delaware corporation (the “Company”), and the optionee identified on the signature page attached hereto (the “Optionee”).

          WHEREAS, the Company, acting through a Committee (as defined in the Company’s 2004 Stock Incentive Plan as amended, supplemented or restated from time to time, (the “Plan”)) with the consent of the Company’s Board of Directors (the “Board”) has granted to the Optionee, effective as of the date of this Agreement (the “Grant Date”), an option under the Plan to purchase a number of shares of Common Stock (as defined in the Plan) on the terms and subject to the conditions set forth in this Agreement and the Plan.

          NOW, THEREFORE, in consideration of the promises and of the mutual agreements contained in this Agreement, the parties hereto agree as follows:

Section 1. The Plan and Stockholders’ Agreement. The terms and provisions of the Plan and the Stockholders’ Agreement are hereby incorporated into this Agreement as if set forth herein in their entirety. In the event of a conflict or inconsistency between the terms and conditions of this Agreement and the Plan, the provisions of this Agreement shall control. In the event of a conflict or inconsistency between the terms and conditions of this Agreement and the Stockholders’ Agreement, the provisions of the Stockholders’ Agreement shall control. The Optionee acknowledges receipt of a copy of the Plan and the Stockholders’ Agreement and agrees to be bound by the terms thereof and the terms of this Agreement. The Optionee acknowledges reading and understanding the Plan, the Stockholders’ Agreement and this Agreement. Unless otherwise expressly provided in other sections of this Agreement, provisions of the Plan that confer discretionary authority on the Board or the Committee do not and shall not be deemed to create any rights in the Optionee unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Committee so conferred by appropriate action of the Board or the Committee under the Plan after the date hereof. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Plan.

Section 2. Option; Option Price. On the terms and subject to the conditions of the Plan and this Agreement, the Optionee shall have the option (the “Option”) to purchase the number of Shares pursuant to Tranche A options (“Tranche A Options”), Tranche B options (“Tranche B Options”, collectively with the Tranche A Options, the “Time Vesting Options”) and Tranche C options (“Tranche C Options”, also referred to herein as the “Performance Options”), at the price per Share (with respect to each Tranche, the “Option Price”) in each case, in the numbers and amounts set forth on Schedule I attached hereto. Payment of the Option Price may be made in the manner specified by Section 8.1 of the Plan. The Option is not intended to qualify for federal income tax purposes as an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Except as otherwise provided in this Section 2, the Option shall remain exercisable as to all Vested Options (as defined in Section 4 until the expiration of the Time Vesting Option Term (as defined in Section 3), or the Performance Option Term (as defined in Section 3), as applicable. Except as otherwise provided in the Plan or this Agreement, upon a Termination of Relationship, the unvested portion of the Option (i.e., that portion which does not constitute Vested Options) shall terminate.

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Section 3. Term and Termination.

(a) The term of the Time Vesting Option (the “Time Vesting Option Term”) shall commence on the Grant Date and shall automatically terminate and shall become null and void and be of no further force and effect on the tenth anniversary of the Grant Date unless the Time Vesting Option shall have sooner been terminated in accordance with the terms of the Plan or this Agreement.

(b) The term of the Performance Option (the “Performance Option Term”) shall commence on the Grant Date and shall automatically terminate and shall become null and void and be of no further force and effect on the thirtieth day immediately following the seventh anniversary of the Grant Date, unless the Option shall have sooner been terminated in accordance with the terms of the Plan or this Agreement.

(c) Notwithstanding anything to the contrary contained herein, both the Time Vesting Options and Performance Options shall expire:

(i) at the option of the Company, upon the consummation of a Realization Event provided that the Optionee is given either (A) ten (10) days written notice of such Realization Event and the opportunity to exercise the vested portion of the Option or (B) pursuant to Section 9.3 of the Plan, the right to receive the excess of the fair market value of each Vested Option over the exercise price of such Vested Option;

(ii) on the date an Optionee ceases to be employed by the Company or one of its Subsidiaries in the case of a resignation without Good Reason or a termination of the Optionee’s employment for Cause;

(iii) on the twelve month anniversary of the date of death or disability of the Optionee;

(iv) on the twelve month anniversary of the day the Optionee ceases to be employed by the Company or one or more of its Subsidiaries due to retirement following the third anniversary of the Closing Date, if, on the date of such retirement, the Optionee is at least 65 years old; and

(v) the 30th day after the Optionee ceases to be employed by the Company or one or more of its Subsidiaries in the case of a resignation for Good Reason or a termination of the Optionee’s employment other than for Cause.

Section 4. Vesting. Except as otherwise set forth in Section 7 herein, the Options shall become non-forfeitable (when the Options become non-forfeitable, the “Vested Options”) and shall become exercisable according to the following provisions:

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(a) Five percent (5%) of the Tranche A Options shall become Vested Options and shall become exercisable on each of the twenty successive three-month anniversaries of March 31, 2004[1]; provided, however, that such vesting shall be accelerated as follows:

(i) all unvested Tranche A Options shall be accelerated and become Vested Options immediately prior to, but subject to, the consummation of a Realization Event; and

(ii) 50% of the then outstanding Tranche A Options shall be accelerated and become Vested Options immediately prior to, but subject to (A) the consummation of any transaction or series of transactions in which the Investor receives cash proceeds equal to the sum of the Investor Investment plus an Investor IRR equal to or exceeding 15% (after giving effect to the acceleration and exercise of all Awards issued or granted pursuant to the Plan), or (B) if any Person (excluding any Investor or Affiliate of Vestar (as defined in the Co-Investment Rights Agreement)) becomes the owner of more than 50% of the outstanding shares of Common Stock or otherwise acquires the right to elect a majority of the Board.

(b) Five percent (5%) of the Tranche B Options shall become Vested Options and shall become exercisable on each of the twenty successive three-month anniversaries of March 31, 2004[2]; provided, however, that such vesting shall be accelerated as follows:

(i) all unvested Tranche B Options shall be accelerated and become Vested Options immediately prior to, but subject to, the consummation of a Realization Event; and

(ii) 50% of the then outstanding Tranche B Options shall be accelerated and become Vested Options immediately prior to, but subject to (A) the consummation of any transaction or series of transactions in which the Investor receives cash proceeds equal to the sum of the Investor Investment plus an Investor IRR equal to or exceeding 15% (after giving effect to the acceleration and exercise of all Awards issued or granted pursuant to the Plan), or (B) if any Person (excluding any Investor or Affiliate of Vestar (as defined in the Co-Investment Rights Agreement)) becomes the owner of more than 50% of the outstanding shares of Common Stock or otherwise acquires the right to elect a majority of the Board.

(c) All of the Tranche C Options shall become Vested Options on the seventh anniversary of the Grant Date; provided, however, that all outstanding Tranche C Options shall be accelerated and become Vested Options immediately prior to, but subject to, the consummation of any transaction or series of transactions in which the Investor receives (i) cash proceeds or (ii) equity securities that (A) have been registered under the Securities Act of 1933, as amended, (B) are capable of being resold publicly by the Investor after the receipt thereof in compliance with federal and state securities laws and (C) are listed for trading (and trading is not suspended) on a national securities exchange, in either of (i) or (ii) above, equal to the sum of the Investor Investment plus an Investor IRR equal to or exceeding 28% (after giving effect to the acceleration and exercise of all Awards issued or granted pursuant to the Plan); provided, however, that such equity securities are not capable of being resold publicly by the Investor immediately after the receipt thereof in compliance with federal and state securities laws, the calculation of the Investor IRR with respect to such equity securities shall be made upon the date on which all such equity securities become capable of being resold publicly by the Investor in compliance with federal and state securities laws (without volume restrictions) and any acceleration of the Tranche C Options pursuant to this Section 4(c) shall not occur until such date and only if, on such date, the value of such equity securities is equal to the sum of the Investor Investment plus an Investor IRR equal to or exceeding 28% (after giving effect to the acceleration and exercise of all Awards issued or granted pursuant to the Plan). Notwithstanding the foregoing, all outstanding Tranche C Options shall be accelerated and become Vested Options at the end of any twelve-month period following the expiration of the lock-up period for a Qualified Public Offering (as defined in the Stockholders’ Agreement) in the event that, during such twelve-month period, the average trading price of the Shares would allow the Investor to receive proceeds equal to the sum of the Investor Investment plus an Investor IRR equal to or exceeding 28% if the Investor were to sell the entire Investor Investment at such average trading price and either (i) the volume of trading would allow the Investor to sell the entire Investor Investment under Rule 144 during such twelve-month period or (ii) during the period beginning at the expiration of the lock-up and ending on the 270thday thereafter, underwriters with a national reputation have advised the Company in writing that the Investor would be able to sell the entire Investor Investment in secondary underwritten Public Offerings prior to the 365th day after the expiration of the lock-up.

1	Date will be changed for optionees that receive grants after the Closing Date.
2	Date will be changed for optionees that receive grants after the Closing Date.

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(d) Notwithstanding anything contained herein to the contrary, each Option shall cease vesting as of the time that the Optionee’s employment with the Company and/or its Subsidiaries is terminated for any reason and no Option which is not a Vested Option as of such time shall become a Vested Option thereafter. All decisions by the Committee with respect to any calculations pursuant to this Section 4 (absent manifest error) shall be final and binding on the Optionee. The vesting schedule requires continued employment or service through each applicable vesting date as a condition to the vesting of the applicable installment of the Option and the rights and benefits under this Agreement. Partial employment or service, even if substantial, during any vesting period will not entitle the Employee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided in this Section 4 or under the Plan

Section 5. Restriction on Transfer. The Option may not be transferred, pledged, assigned, hypothecated or otherwise disposed of in any way by the Optionee and may be exercised during the lifetime of the Optionee only by the Optionee. Notwithstanding the foregoing, the Option may be transferred solely for estate planning purposes to one or more Permitted Transferees of the Optionee, upon approval by the Board. If the Optionee dies or becomes disabled, the Option shall thereafter be exercisable, during the period specified in Section 3 of this Agreement, by his or her executors or administrators to the full extent to which the Option was exercisable by the Optionee at the time of his or her death or becoming disabled. The Option shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect. Upon the exercise of an Option, to the extent such Optionee is not then a party to the Stockholders’ Agreement, the Optionee shall deliver to the Company an Adoption Agreement, in form and substance satisfactory to the Board, pursuant to which the Optionee agrees to become a party to the Stockholders’ Agreement.

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Section 6. Optionee’s Employment. Nothing in this Agreement or in the Option shall confer upon the Optionee any right to continue in the employ of the Company or any of its Affiliates or interfere in any way with the right of the Company or its Affiliates, as the case may be, in its sole discretion, to terminate the Optionee’s employment or to increase or decrease the Optionee’s compensation at any time.

Section 7. Realization Event. Upon the consummation of a Realization Event, if the Company does not exercise its rights pursuant to Section 3(c)(i) and no acceleration occurs in connection therewith in accordance with Section 4, then following such Realization Event, the Options shall continue to become Vested Options at such times as provided in Section 4; provided, however, that following the effective date of such Realization Event, each such Option shall become exercisable for the consideration per Share received by the Investor in connection with such Realization Event and the Option Price shall remain the same.

Section 8. Registration Rights. Within 180 days of the closing of a Qualified Public Offering (as defined in the Stockholders’ Agreement), the Company will file or cause to be filed, and will use commercially reasonable efforts to cause to be effective, a registration statement on Form S-8 with respect to the sale of shares of Common Stock purchased upon the exercise of Options; provided, however, that the Company may delay such filing on one or more occasions for up to 180 days if the Company determines that the filing of a Form S-8 would require disclosure that the Company deems advisable to defer.

Section 9. Notices. All notices, claims, certificates, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given and delivered if personally delivered or if sent by nationally-recognized overnight courier, by telecopy, or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

     If to the Company, to it at:

AC Safety Holding Corp. c/o Bear Stearns Merchant Banking 383 Madison Avenue, 40th Floor New York, NY 10179 Telephone: (212) 272-4154 Facsimile: (212) 272-7425 Attention: Mr. Douglas R. Korn

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     With copies to:

O’Melveny & Myers LLP Times Square Towers
7 Times Square
New York, NY 10036
Telecopy: (212) 408-2420 Attention: Adam K. Weinstein, Esq.

          If to the Optionee, to him or her at the address set forth on the signature page hereto or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Any such notice or communication shall be deemed to have been received (a) in the case of personal delivery, on the date of such delivery (or if such date is not a business day, on the next business day after the date of delivery), (b) in the case of nationally-recognized overnight courier, on the next business day after the date sent, (c) in the case of telecopy transmission, when received (or if not sent on a business day, on the next business day after the date sent), and (d) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted.

Section 10. Waiver of Breach. The waiver by either party of a breach of any provision of this Agreement must be in writing and shall not operate or be construed as a waiver of any other or subsequent breach.

Section 11. Optionee’s Undertaking. The Optionee hereby agrees to take whatever additional actions and execute whatever additional documents the Company may in its reasonable judgment deem necessary or advisable in order to carry out or affect one or more of the obligations or restrictions imposed on the Optionee pursuant to the express provisions of this Agreement and the Plan.

Section 12. Modification of Rights. The rights of the Optionee are subject to modification and termination in certain events as provided in this Agreement and the Plan (with respect to the Options granted hereby). Notwithstanding the foregoing, this Agreement may not be modified or amended if such modification or amendment would materially and adversely affect the rights of the Optionee, without the consent of such Optionee.

Section 13. Governing Law. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICTING PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE TO BE APPLIED. IN FURTHERANCE OF THE FOREGOING, THE INTERNAL LAW OF THE STATE OF DELAWARE WILL CONTROL THE INTERPRETATION AND CONSTRUCTION OF THIS AGREEMENT, EVEN IF UNDER SUCH JURISDICTION’S CHOICE OF LAW OR CONFLICT OF LAW ANALYSIS, THE SUBSTANTIVE LAW OF SOME OTHER JURISDICTION WOULD ORDINARILY APPLY.

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Section 14. Counterparts. This Agreement may be executed in one or more counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts together shall constitute but one agreement.

Section 15. Entire Agreement. This Agreement, the Plan and the Stockholders’ Agreement together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan and this Agreement may be amended pursuant to Article XII of the Plan. Such amendment must be in writing and signed by the Company. The Stockholders’ Agreement may only be amended in accordance with its terms. The Company may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of the Optionee hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

Section 16. Severability. It is the desire and intent of the parties hereto that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 17. Enforcement. In the event the Company or any Optionee institutes litigation to enforce or protect its rights under this Agreement or the Plan, the party prevailing in any such litigation shall be paid by the non-prevailing party, in addition to all other relief, all reasonable attorneys’ fees, out-of-pocket costs and disbursements relating to such litigation.

Section 18. Waiver of Jury Trial. Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, trial by jury in any suit, action or proceeding arising hereunder.

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     IN WITNESS WHEREOF, the parties hereto have executed this Stock Option Agreement as of the date first written above.

AC SAFETY HOLDING CORP.

By:
Name:
Title:

OPTIONEE

Name:

Residence Address:

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Schedule I

Name of Optionee:________________

Tranche	Number of Shares	Option Price
A		x
B		1.75x
C		x

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     EXHIBIT B

     FORM OF RESTRICTED STOCK AGREEMENT

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EXHIBIT B

AC SAFETY HOLDING CORP.
2004 STOCK INCENTIVE PLAN

RESTRICTED STOCK AGREEMENT

     THIS RESTRICTED STOCK AGREEMENT (this “Agreement”) is dated as of [______], 2004, between AC Safety Holding, Corp., a Delaware corporation (the “Company”) and the Employee whose name appears on the signature page hereto (the “Employee”).

W I T N E S S E T H

     WHEREAS, pursuant to the Company’s 2004 Stock Incentive Plan, as amended, restated, supplemented or otherwise modified from time to time (the “Plan”), the Company has granted to the Employee, effective as of the date hereof (the “Award Date”), a right to participate in the Plan, upon the terms and conditions set forth herein and in the Plan.

     NOW THEREFORE, in consideration of services rendered and to be rendered by the Employee to the Company and/or one of its direct or indirect subsidiaries (each a “Company Entity” and, collectively, the “Company Entities”) and the mutual promises made herein and the mutual benefits to be derived therefrom, the parties agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such terms in the Plan. The following capitalized terms shall have the meanings ascribed to them below:

     “Agreement” shall have the meaning set forth in the caption to this Agreement.

     “Award Date” shall have the meaning set forth in the recitals to this Agreement.

     “Change of Control” shall have the meaning set forth in Section 10 herein.

     “Company” shall have the meaning set forth in the caption to this Agreement.

     “Company Entity” shall have the meaning set forth in the recitals to this Agreement.

     “DEFRA” shall have the meaning set forth in Section 14(a) herein.

     “Employee” shall have the meaning set forth in the caption to this Agreement.

     “Excess Amount” shall have the meaning set forth in Section 14(a) herein.

     “Managing Underwriter” shall have the meaning set forth in Section 6(b) herein.

     “Overpayment” shall have the meaning set forth in Section 14(b) herein.

     “Plan” shall have the meaning set forth in the recitals to this Agreement.

     “Restricted Property” shall have the meaning set forth in Section 10 herein.

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     “Restricted Stock Award” shall have the meaning set forth in Section 2 herein.

     “Stand-Off Period” shall have the meaning set forth in Section 6(b) herein.

     “Time Vesting Date” shall have the meaning set forth in Section 3(a) herein.

     “Termination Date” shall have the meaning set forth in Section 8(a) herein.

2. Restricted Stock Awards. Subject to the terms of this Agreement, on the date hereof the Company grants to the Employee the aggregate number of shares of Common Stock at the per share price each as set forth on the signature page hereto (the “Restricted Stock Award”).

3. Vesting. Unless accelerated as set forth in this Section 3 and subject to Section 8 below, twenty percent (20%) of the Restricted Stock Award shall vest on each of the first five anniversaries of the Award Date (each, a “Time Vesting Date”); provided, however, that such vesting shall be accelerated as follows:

(a) the unvested portion of the Restricted Stock Award shall be accelerated and vest immediately prior to, but subject to, the consummation of a Realization Event; and

(b) 50% of the then outstanding portion of the Restricted Stock Award shall be accelerated and vest immediately prior to, but subject to (i) the consummation of any transaction or series of transactions in which the Investor receives cash proceeds equal to the sum of the Investor Investment plus an IRR equal to or exceeding 15% (after giving effect to the acceleration and exercise of all Awards, issued or granted pursuant to the Plan) or (ii) if any Person (excluding any Investor Affiliate or Affiliate of Vestar (as defined in the Co-Investment Rights Agreement)) becomes the owner of more than 50% of the outstanding shares of Common Stock or otherwise acquires the right to elect a majority of the Board.

4. Continuance of Employment. The vesting of the Restricted Stock Award requires continued employment or service of the Employee with a Company Entity through and including each applicable Time Vesting Date as a condition to the vesting of the applicable installment of the Restricted Stock Award and the rights and benefits under this Agreement. Partial employment or service, even if substantial, during any vesting period will not entitle the Employee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided in Section 8 below or under the Plan.

          Nothing contained in this Agreement or the Plan constitutes an employment or service commitment by a Company Entity, affects the Employee’s status as an employee at will who is subject to termination without Cause, confers upon the Employee any right to remain employed by a Company Entity, interferes in any way with the right of a Company Entity to terminate such employment, or affects the right of a Company Entity to increase or decrease the Employee’s other compensation or benefits.

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          Nothing in this paragraph is intended to adversely affect any independent contractual right of the Employee without his or her consent thereto.

5. Dividend and Voting Rights. After the Award Date, the Employee shall be entitled to cash dividends and voting rights with respect to those shares of Common Stock subject to the Restricted Stock Award even though such shares are not vested, provided that such rights shall terminate immediately as to any shares of Common Stock that cease to be eligible for vesting. Dividends on shares of Common Stock subject to the Restricted Stock Award shall be paid as follows:

(a) On the first Time Vesting Date following the date hereof, the Company shall pay to the Employee the product of (a) the aggregate of the per share dividends declared and paid by the Company on the Common Stock, if any, from the Award Date to the first Time Vesting Date, and (b) the number of shares under the Restricted Stock Award that become vested on the first Time Vesting Date.

(b) On each subsequent Time Vesting Date, the Company shall pay to the Employee the difference of (A) the product of (i) the aggregate of the per share dividends declared and paid by the Company on the Common Stock, if any, from the Award Date to such subsequent Time Vesting Date, and (ii) the number of shares under the Restricted Stock Award that have become vested on or prior to such subsequent Time Vesting Date minus (B) the aggregate amount of dividends paid to the Employee pursuant to this Section 5 prior to such subsequent Time Vesting Date.

6. Restrictions on Transfer.

(a) Generally. Prior to the time that they have become vested, neither the shares of Common Stock, nor any interest therein, amount payable in respect thereof, or Restricted Property (as defined in Section 10 hereof) may be sold, assigned, transferred, pledged or otherwise disposed of, alienated or encumbered, either voluntarily or involuntarily. The transfer restrictions in the preceding sentence shall not apply to (i) transfers to the Company, or (ii) transfers by will or the laws of descent and distribution. The Employee acknowledges that the Restricted Stock Award is also subject to restrictions on transfer contained in the Stockholders’ Agreement.

(b) Market Stand-Off. In the event that the Company consummates a Public Offering, the Employee agrees that, during the period of duration specified by the managing underwriter, if any, of the Public Offering (the “Managing Underwriter”), or the Company, as the case may be (the “Stand-Off Period”), following the date of the first sale of such securities to the public pursuant to such registration statement, it shall not, to the extent requested by the Managing Underwriter, if any, or the Company, as applicable, directly or indirectly sell, offer to sell, contract to sell (including any short sale), hedge, grant any option to purchase or otherwise transfer or dispose of any shares of Common Stock subject to the Restricted Stock Award. In furtherance of the foregoing obligations, if requested by the Managing Underwriter, the Employee agrees to execute a separate, written agreement setting forth the foregoing covenant, in form satisfactory to the Managing Underwriter.

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7. Stock Certificates.

(a) Book Entry Form. The Company shall issue the shares of Common Stock subject to the Award in book entry form, registered in the name of the Employee with notations regarding applicable restrictions on transfer.

(b) Certificates to be Held by Company; Legend. Any certificates representing Common Stock that may be delivered to the Employee by the Company prior to vesting shall be redelivered to the Company to be held by the Company until the restrictions on such shares shall have lapsed and the shares shall thereby have become vested or the shares represented thereby have been forfeited hereunder. Such certificates shall bear the following legend:

“THE OWNERSHIP OF THIS CERTIFICATE AND THE SHARES OF COMMON STOCK EVIDENCED HEREBY AND ANY INTEREST THEREIN ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFER UNDER AN AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND AC SAFETY HOLDING CORP. A COPY OF SUCH AGREEMENT IS ON FILE IN THE OFFICE OF THE SECRETARY OF AC SAFETY HOLDING CORP.”

(c) Delivery of Certificates Upon Vesting. Promptly after the lapse or other release of restrictions, the Company shall either remove the notations on any shares of Common Stock as to which the restrictions have lapsed or been released and that have been issued in book entry form or the Company shall deliver to the Employee (or other person entitled under the Plan to receive the shares) a certificate or certificates evidencing the number of shares of Common Stock as to which the restrictions have lapsed or been released. The Employee or such other person shall deliver to the Company any representations or other documents or assurances required pursuant to the Plan. The shares so delivered shall no longer be restricted shares hereunder.

(d) Stock Power; Power of Attorney. Concurrent with the execution and delivery of this Agreement, the Employee shall deliver to the Company an executed stock power in the form attached hereto as Exhibit A, in blank, with respect to such shares. The Employee, by acceptance of the Restricted Stock Award, shall be deemed to appoint, and does so appoint by execution of this Agreement, the Company and each of its authorized representatives as the Employee’s attorney(s)-in-fact to effect any transfer of unvested forfeited shares (or shares otherwise reacquired by the Company hereunder) to the Company as may be required pursuant to the Plan or this Agreement and to execute such documents as the Company or such representatives deem necessary or advisable in connection with any such transfer.

8. Effect of Termination of Employment.

(a) Forfeiture after Certain Events. The Employee’s shares of Common Stock shall be forfeited to the extent such shares have not become vested prior to the date the Employee is no longer employed by a Company Entity for any reason (the “Termination Date”), whether with or without Cause, with or without Good Reason, voluntarily or involuntarily.

(b) Return of Shares. Upon the occurrence of any forfeiture of shares of Common Stock hereunder, such unvested, forfeited shares shall, without payment of any consideration by the Company for such transfer, be automatically transferred to the Company, without any other action by the Employee, or the Employee’s beneficiary or personal representative, as the case may be. The Company may take any action necessary or advisable to evidence such transfer. The Employee, or the Employee’s beneficiary or personal representative, as the case may be, shall deliver any additional documents of transfer that the Company may request to confirm the transfer of such unvested, forfeited shares to the Company.

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9. Execution of Adoption Agreement. The parties acknowledge that the Employee has delivered to the Company an Adoption Agreement, in form and substance satisfactory to the Board, pursuant to which the Employee has agreed to become a party to and be bound by the Stockholders’ Agreement.

10. Adjustments Upon Specified Events. Upon the occurrence of certain events relating to the Company’s capital stock contemplated by Article IX of the Plan, the Committee shall make adjustments if appropriate in the number and kind of securities that may become vested under the Restricted Stock Award. If any adjustment shall be made under Article IX of the Plan or a Realization Event shall occur and the shares of Common Stock hereunder are not fully vested upon such Realization Event or prior thereto, the restrictions applicable to such shares of Common Stock shall continue in effect with respect to any consideration or other securities (the “Restricted Property” and, for the purposes of this Agreement, “Common Stock” shall include “Restricted Property”, unless the content otherwise requires) received in respect of such Common Stock. Such Restricted Property shall vest at such times and in such proportion as the shares of Common Stock to which the Restricted Property is attributable vest, or would have vested pursuant to the terms hereof if such shares of Common Stock had remained outstanding. To the extent that the Restricted Property includes any cash (other than regular cash dividends provided for in Section 5 hereof), such cash shall be invested, pursuant to policies established by the Committee, in interest bearing, FDIC-insured (subject to applicable insurance limits) deposits of a depository institution selected by the Committee, the earnings on which shall be added to and become a part of the Restricted Property.

11. Tax Withholding. The Company Entity last employing the Employee shall be entitled to require a cash payment by or on behalf of the Employee and/or to deduct from other compensation payable to the Employee any sums required by federal, state or local tax law to be withheld with respect to the vesting of any Common Stock.

12. Notices. Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Company at its principal office located at c/o Bear Stearns Merchant Manager II, LLC, 383 Madison Avenue, 40th Floor, New York, NY 10179, Attention: Mr. Douglas Korn and to the Employee at the address given beneath the Employee’s signature hereto, or at such other address as either party may hereafter designate in writing to the other.

13. Plan. The Restricted Stock Award and all rights of the Employee with respect thereto are subject to, and the Employee agrees to be bound by, all of the terms and conditions of the provisions of the Plan, incorporated herein by reference, to the extent such provisions are applicable to Restricted Stock Awards. The Employee acknowledges receipt of a copy of the Plan, which is made a part hereof by this reference, and agrees to be bound by the terms thereof. Unless otherwise expressly provided in other Sections of this Agreement, provisions of the Plan that confer discretionary authority on the Committee do not (and shall not be deemed to) create any rights in the Employee unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Committee so conferred by appropriate action of the Committee under the Plan after the date hereof.

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14. DEFRA.

(a) Notwithstanding anything in this Agreement or any other agreement between the Employee and any Company Entity to the contrary, in the event that (x) the provisions of the Deficit Reduction Act of 1984 (“DEFRA”), and Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”) relating to “excess parachute payments” (as defined in the Code) shall be applicable to any payment or benefit received or to be received by the Employee, (y) the total amount of payments and benefits received by the Employee under this Agreement and/or any other agreement between any Company Entity and the Employee (without giving effect to this Section 14(a) or any similar provision) exceeds the maximum amount that can be paid without the provisions of DEFRA and Section 280G of the Code relating to “excess parachute payments” being applicable (such excess amount, the “Excess Amount”) and (z) the Excess Amount is less than the excise tax that otherwise would be imposed by Section 4999 of the Code, then the total amount of payments or benefits that otherwise would be payable shall be reduced by the Excess Amount.

(b) Due to the complexity in the application of Section 280(G) of the Code, it is possible that payments made or benefits received hereunder should not have been made under Section 14(a) above (an “Overpayment”). If it is determined by the Company’s outside auditors in their reasonable good faith judgment or by any court of competent jurisdiction that an Overpayment has been made resulting in an “Excess Parachute Payment” as defined in Section 280G(b)(1) of the Code, then any such Overpayment shall be treated for all purposes as an unsecured, long-term loan from the Company to the Employee, or the Employee’s personal representative, successors or assigns, as the case may be, that is payable, together with accrued interest from the date of the making of the Overpayment at the lowest rate of interest necessary to avoid imputation of interest under the Code on the later to occur of the third anniversary of the payment of such Overpayment, or six (6) months following the date upon which it is determined an Overpayment was made (or earlier at the election of the Employee).

15. Entire Agreement. This Restricted Stock Award Agreement and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof, including, without limitation, the Company’s December 2004 Option Agreement. The Plan and this Agreement may be amended pursuant to Article XII of the Plan.

16. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

17. Section Headings. The section headings of this Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

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18. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to conflict of law principles thereunder.

*     *     *     *     *

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          IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and the Employee has hereunto set his or her hand as of the date and year first above written.

AC SAFETY HOLDING CORP.

By:
Name:
Title:

EMPLOYEE

Signature

Print Name

Address:

Aggregate Number of Shares: [_____]
Per Share Price: [_____][1]

1	To be determined by the Committee.

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EXHIBIT A

STOCK POWER

     FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Award Agreement between AC Safety Holding Corp., a Delaware corporation (the “Company”), and _______________ (the “Employee”) dated as of __________, 2004, the Employee, hereby sells, assigns and transfers to the Company, an aggregate _____ shares of Common Stock of the Company, standing in the Employee’s name on the books of the Company and represented by stock certificate number(s) _____________________________________________ to which this instrument is attached, and hereby irrevocably constitutes and appoints _________________ ____________________________________ as his or her attorney in fact and agent to transfer such shares on the books of the Company, with full power of substitution in the premises.

Dated ____________, __________

Signature

Print Name

(Instruction: Please do not fill in any blanks other than the signature line. The purpose of the assignment is to enable the Company to exercise its sale/purchase option set forth in the Restricted Stock Award Agreement without requiring additional signatures on the part of the Individual.)